UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 25, 2009

FIRST BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-53380 (Commission File Number)	80-0229922 (IRS Employer Identification No.)

3535 Bridge Road P.O. Box 1340 Suffolk, Virginia (Address of principal executive offices)	23439 (Zip Code)

Registrant’s telephone number, including area code: (757) 934-8200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 25, 2009, First Bankshares, Inc. (“First Bankshares”) and Xenith Corporation issued a joint press release announcing preliminary results of shareholder voting through September 25, 2009 with respect to the merger of the two companies and receipt of approval from the Virginia State Corporation Commission.

A copy of the joint press release is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Joint Press Release, dated September 25, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2009

FIRST BANKSHARES, INC.

By:	/s/ Robert E. Clary
Robert E. Clary, CPA
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Joint Press Release, dated September 25, 2009